Exhibit 99.1

CHEMTURA CORPORATION
GAAP and Managed Basis Segment Sales and Operating Profit (Loss) (Unaudited)
(In millions of dollars)

	Quarter Ended March 31, 2007			Quarter Ended June 30, 2007
	GAAP	Managed Basis		GAAP	Managed Basis
	Historical	Adjustments	Managed Basis	Historical	Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$376	$-	$376	$395	$-	$395
Industrial Engineered Products	229	-	229	246	-	246
Consumer Products	116	-	116	201	-	201
Chemtura AgroSolutions	81	-	81	97	-	97
Total net sales	$802	$-	$802	$939	$-	$939

OPERATING PROFIT (LOSS)

Industrial Performance Products	$35	$3	$38	$35	$3	$38
Industrial Engineered Products	18	-	18	23	-	23
Consumer Products	(2)	-	(2)	38	-	38
Chemtura AgroSolutions	14	-	14	15	-	15
Segment operating profit	65	3	68	111	3	114

General corporate expense, including amortization	(28)	-	(28)	(29)	1	(28)
Change in useful life of property, plant and equipment	(14)	14	-	(22)	22	-
Facility closures, severance and related costs	(3)	3	-	(21)	21	-
Antitrust costs	(12)	12	-	(18)	18	-
Loss on sale of business	-	-	-	(15)	15	-
Impairment charges	-	-	-	(7)	7	-
Total operating profit (loss)	$8	$32	$40	$(1)	$87	$86

Managed Basis Adjustments consist of the following:

Accelerated depreciation of property, plant and equipment		$14			$22
Facility closures, severance and related costs		3			21
Antitrust costs		12			18
Loss on sale of business		-			15
Impairment charges		-			7
Other operational adjustments		3			4
		$32			$87

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$10	$-	$10	$12	$-	$12
Industrial Engineered Products	13	-	13	19	-	19
Consumer Products	6	-	6	1	-	1
Chemtura AgroSolutions	1	-	1	1	-	1
General corporate expense	32	(14)	18	30	(22)	8

Total depreciation and amortization	$62	$(14)	$48	$63	$(22)	$41

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$1			$1
Industrial Engineered Products			1			-
Consumer Products			-			1
Chemtura AgroSolutions			-			-
General corporate expense			1			-

Total non-cash stock-based compensation expense			$3			$2

Adjusted EBITDA by Segment:

Industrial Performance Products			$49			$51
Industrial Engineered Products			32			42
Consumer Products			4			40
Chemtura AgroSolutions			15			16
General corporate expense			(9)			(20)
Adjusted EBITDA			$91			$129

CHEMTURA CORPORATION
GAAP and Managed Basis Segment Sales and Operating Profit (Unaudited)
(In millions of dollars)

	Quarter Ended September 30, 2007			Quarter Ended December 31, 2007
	GAAP	Managed Basis		GAAP	Managed Basis
	Historical	Adjustments	Managed Basis	Historical	Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$380	$-	$380	$362	$-	$362
Industrial Engineered Products	232	-	232	231	-	231
Consumer Products	139	-	139	111	-	111
Chemtura AgroSolutions	83	-	83	91	-	91
Total net sales	$834	$-	$834	$795	$-	$795

OPERATING PROFIT

Industrial Performance Products	$31	$1	$32	$39	$-	$39
Industrial Engineered Products	2	8	10	(4)	22	18
Consumer Products	20	-	20	6	-	6
Chemtura AgroSolutions	11	-	11	18	-	18
Segment operating profit	64	9	73	59	22	81

General corporate expense, including amortization	(29)	-	(29)	(24)	(3)	(27)
Change in useful life of property, plant and equipment	(1)	1	-	(3)	3	-
Facility closures, severance and related costs	(8)	8	-	(2)	2	-
Antitrust costs	(2)	2	-	(3)	3	-
Gain (loss) on sale of business	1	(1)	-	(1)	1	-
Impairment charges	(9)	9	-	(3)	3	-
Total operating profit	$16	$28	$44	$23	$31	$54

Managed Basis Adjustments consist of the following:

Accelerated depreciation of property, plant and equipment		$10			$24
Facility closures, severance and related costs		8			2
Antitrust costs		2			3
(Gain) loss on sale of business		(1)			1
Impairment charges		9			3
Other operational adjustments		-			(2)
		$28			$31

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$9	$-	$9	$16	$-	$16
Industrial Engineered Products	18	(8)	10	40	(22)	18
Consumer Products	3	-	3	3	-	3
Chemtura AgroSolutions	1	-	1	1	-	1
General corporate expense	25	(2)	23	13	(2)	11

Total depreciation and amortization	$56	$(10)	$46	$73	$(24)	$49

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$-			$1
Industrial Engineered Products			1			-
Consumer Products			-			-
Chemtura AgroSolutions			1			-
General corporate expense			1			1

Total non-cash stock-based compensation expense			$3			$2

Adjusted EBITDA by Segment:

Industrial Performance Products			$41			$56
Industrial Engineered Products			21			36
Consumer Products			23			9
Chemtura AgroSolutions			13			19
General corporate expense			(5)			(15)
Adjusted EBITDA			$93			$105

CHEMTURA CORPORATION
GAAP and Managed Basis Segment Sales and Operating Profit (Unaudited)
(In millions of dollars)

	Year ended December 31, 2007
	GAAP	Managed Basis
	Historical	Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$1,513	$-	$1,513
Industrial Engineered Products	938	-	938
Consumer Products	567	-	567
Chemtura AgroSolutions	352	-	352
Total net sales	$3,370	$-	$3,370

OPERATING PROFIT

Industrial Performance Products	$140	$7	$147
Industrial Engineered Products	39	30	69
Consumer Products	62	-	62
Chemtura AgroSolutions	58	-	58
Segment operating profit	299	37	336

General corporate expense, including amortization	(110)	(2)	(112)
Change in useful life of property, plant and equipment	(40)	40	-
Facility closures, severance and related costs	(34)	34	-
Antitrust costs	(35)	35	-
Loss on sale of business	(15)	15	-
Impairment charges	(19)	19	-
Total operating profit	$46	$178	$224

Managed Basis Adjustments consist of the following:

Accelerated depreciation of property, plant and equipment		$70
Facility closures, severance and related costs		34
Antitrust costs		35
Loss on sale of business		15
Impairment charges		19
Other operational adjustments		5
		$178

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$47	$-	$47
Industrial Engineered Products	90	(30)	60
Consumer Products	13	-	13
Chemtura AgroSolutions	4	-	4
General corporate expense	100	(40)	60

Total depreciation and amortization	$254	$(70)	$184

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$3
Industrial Engineered Products			2
Consumer Products			1
Chemtura AgroSolutions			1
General corporate expense			3

Total non-cash stock-based compensation expense			$10

Adjusted EBITDA by Segment:

Industrial Performance Products			$197
Industrial Engineered Products			131
Consumer Products			76
Chemtura AgroSolutions			63
General corporate expense			(49)
Adjusted EBITDA			$418

CHEMTURA CORPORATION
GAAP and Managed Basis Segment Sales and Operating Profit (Loss) (Unaudited)
(In millions of dollars)

	Quarter Ended March 31, 2008			Quarter Ended June 30, 2008
	GAAP	Managed Basis		GAAP	Managed Basis
	Historical	Adjustments	Managed Basis	Historical	Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$386	$-	$386	$391	$-	$391
Industrial Engineered Products	222	-	222	213	-	213
Consumer Products	107	-	107	194	-	194
Chemtura AgroSolutions	89	-	89	114	-	114
Total net sales	$804	$-	$804	$912	$-	$912

OPERATING PROFIT (LOSS)

Industrial Performance Products	$31	$3	$34	$34	$-	$34
Industrial Engineered Products	2	14	16	27	-	27
Consumer Products	1	-	1	32	-	32
Chemtura AgroSolutions	21	-	21	24	-	24
Segment operating profit	55	17	72	117	-	117

General corporate expense, including amortization	(35)	-	(35)	(20)	(10)	(30)
Change in useful life of property, plant and equipment	(7)	7	-	(9)	9	-
Facility closures, severance and related costs	-	-	-	-	-	-
Antitrust costs	-	-	-	(11)	11	-
Loss on sale of business	(23)	23	-	(1)	1	-
Impairment charges	-	-	-	(320)	320	-
Total operating (loss) profit	$(10)	$47	$37	$(244)	$331	$87

Managed Basis Adjustments consist of the following:

Accelerated depreciation of property, plant and equipment		$22			$9
Facility closures, severance and related costs		-			-
Antitrust costs		-			11
Loss on sale of business		23			1
Impairment charges		-			320
Pension curtailment / settlement		-			(7)
Other operational adjustments		2			(3)
		$47			$331

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$10	$(1)	$9	$13	$-	$13
Industrial Engineered Products	31	(14)	17	14	-	14
Consumer Products	3	-	3	3	-	3
Chemtura AgroSolutions	2	-	2	2	-	2
General corporate expense	19	(7)	12	21	(9)	12

Total depreciation and amortization	$65	$(22)	$43	$53	$(9)	$44

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$1			$-
Industrial Engineered Products			-			1
Consumer Products			-			1
Chemtura AgroSolutions			-			-
General corporate expense			1			-

Total non-cash stock-based compensation expense			$2			$2

Adjusted EBITDA by Segment:

Industrial Performance Products			$44			$47
Industrial Engineered Products			33			42
Consumer Products			4			36
Chemtura AgroSolutions			23			26
General corporate expense			(22)			(18)
Adjusted EBITDA			$82			$133

CHEMTURA CORPORATION
GAAP and Managed Basis Segment Sales and Operating Profit (Loss) (Unaudited)
(In millions of dollars)

	Quarter Ended September 30, 2008			Quarter Ended December 31, 2008
	GAAP	Managed Basis		GAAP	Managed Basis
	Historical	Adjustments	Managed Basis	Historical	Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$389	$-	$389	$299	$-	$299
Industrial Engineered Products	209	-	209	135	-	135
Consumer Products	121	-	121	94	-	94
Chemtura AgroSolutions	103	-	103	88	-	88
Total net sales	$822	$-	$822	$616	$-	$616

OPERATING PROFIT (LOSS)

Industrial Performance Products	$30	$-	$30	$10	$1	$11
Industrial Engineered Products	20	-	20	(6)	-	(6)
Consumer Products	16	-	16	1	-	1
Chemtura AgroSolutions	18	-	18	15	-	15
Segment operating profit	84	-	84	20	1	21

General corporate expense, including amortization	(27)	2	(25)	(31)	(1)	(32)
Change in useful life of property, plant and equipment	(8)	8	-	(8)	8	-
Facility closures, severance and related costs	-	-	-	(23)	23	-
Antitrust costs	(1)	1	-	-	-	-
Loss on sale of business	(1)	1	-	-	-	-
Impairment charges	(1)	1	-	(665)	665	-
Total operating profit (loss)	$46	$13	$59	$(707)	$696	$(11)

Managed Basis Adjustments consist of the following:

Accelerated depreciation of property, plant and equipment		$8			$8
Facility closures, severance and related costs		-			23
Antitrust costs		1			-
Loss on sale of business		1			-
Impairment charges		1			665
Pension curtailment / settlement		3			-
Other operational adjustments		(1)			-
		$13			$696

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$11	$-	$11	$10	$-	$10
Industrial Engineered Products	14	-	14	17	-	17
Consumer Products	2	-	2	3	-	3
Chemtura AgroSolutions	2	-	2	1	-	1
General corporate expense	21	(8)	13	22	(8)	14

Total depreciation and amortization	$50	$(8)	$42	$53	$(8)	$45

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$1			$-
Industrial Engineered Products			-			-
Consumer Products			-			-
Chemtura AgroSolutions			-			-
General corporate expense			-			-

Total non-cash stock-based compensation expense			$1			$-

Adjusted EBITDA by Segment:

Industrial Performance Products			$42			$21
Industrial Engineered Products			34			11
Consumer Products			18			4
Chemtura AgroSolutions			20			16
General corporate expense			(12)			(18)
Adjusted EBITDA			$102			$34

CHEMTURA CORPORATION
GAAP and Managed Basis Segment Sales and Operating Profit (Loss) (Unaudited)
(In millions of dollars)

	Year ended December 31, 2008
	GAAP	Managed Basis
	Historical	Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$1,465	$-	$1,465
Industrial Engineered Products	779	-	779
Consumer Products	516	-	516
Chemtura AgroSolutions	394	-	394
Total net sales	$3,154	$-	$3,154

OPERATING PROFIT (LOSS)

Industrial Performance Products	$105	$4	$109
Industrial Engineered Products	43	14	57
Consumer Products	50	-	50
Chemtura AgroSolutions	78	-	78
Segment operating profit	276	18	294

General corporate expense, including amortization	(113)	(9)	(122)
Change in useful life of property, plant and equipment	(32)	32	-
Facility closures, severance and related costs	(23)	23	-
Antitrust costs	(12)	12	-
Loss on sale of business	(25)	25	-
Impairment charges	(986)	986	-
Total operating (loss) profit	$(915)	$1,087	$172

Managed Basis Adjustments consist of the following:

Accelerated depreciation of property, plant and equipment		$47
Facility closures, severance and related costs		23
Antitrust costs		12
Loss on sale of business		25
Impairment charges		986
Pension curtailment / settlement		(4)
Other operational adjustments		(2)
		$1,087

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$44	$(1)	$43
Industrial Engineered Products	76	(14)	62
Consumer Products	11	-	11
Chemtura AgroSolutions	7	-	7
General corporate expense	83	(32)	51

Total depreciation and amortization	$221	$(47)	$174

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$2
Industrial Engineered Products			1
Consumer Products			1
Chemtura AgroSolutions			-
General corporate expense			1

Total non-cash stock-based compensation expense			$5

Adjusted EBITDA by Segment:

Industrial Performance Products			$154
Industrial Engineered Products			120
Consumer Products			62
Chemtura AgroSolutions			85
General corporate expense			(70)
Adjusted EBITDA			$351

CHEMTURA CORPORATION
GAAP and Managed Basis Segment Sales and Operating Profit (Loss) (Unaudited)
(In millions of dollars)

	Quarter Ended March 31, 2009			Quarter Ended June 30, 2009
	GAAP	Managed Basis		GAAP	Managed Basis
	Historical	Adjustments	Managed Basis	Historical	Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$206	$-	$206	$243	$-	$243
Industrial Engineered Products	104	-	104	130	-	130
Consumer Products	85	-	85	168	-	168
Chemtura AgroSolutions	69	-	69	88	-	88
Total net sales	$464	$-	$464	$629	$-	$629

OPERATING PROFIT (LOSS)

Industrial Performance Products	$5	$2	$7	$21	$-	$21
Industrial Engineered Products	(11)	-	(11)	(3)	-	(3)
Consumer Products	4	-	4	30	-	30
Chemtura AgroSolutions	16	-	16	12	-	12
Segment operating profit	14	2	16	60	-	60

General corporate expense, including amortization	(31)	-	(31)	(25)	-	(25)
Facility closures, severance and related costs	(3)	3	-	-	-	-
Antitrust costs	(2)	2	-	(8)	8	-
Impairment charges	-	-	-	(37)	37	-
Changes in estimates related to expected allowable claims	-	-	-	-	-	-
Total operating (loss) profit	$(22)	$7	$(15)	$(10)	$45	$35

Managed Basis Adjustments consist of the following:

Accelerated depreciation of property, plant and equipment		$2			$-
Facility closures, severance and related costs		3			-
Antitrust costs		2			8
Impairment charges		-			37
Changes in estimates related to expected allowable claims		-			-
Other operational adjustments		-			-
		$7			$45

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$12	$(2)	$10	$9	$-	$9
Industrial Engineered Products	14	-	14	14	-	14
Consumer Products	2	-	2	3	-	3
Chemtura AgroSolutions	2	-	2	2	-	2
General corporate expense	11	-	11	12	-	12

Total depreciation and amortization	$41	$(2)	$39	$40	$-	$40

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$1			$-
Industrial Engineered Products			-			-
Consumer Products			-			-
Chemtura AgroSolutions			-			-
General corporate expense			-			-

Total non-cash stock-based compensation expense			$1			$-

Adjusted EBITDA by Segment:

Industrial Performance Products			$18			$30
Industrial Engineered Products			3			11
Consumer Products			6			33
Chemtura AgroSolutions			18			14
General corporate expense			(20)			(13)
Adjusted EBITDA			$25			$75

CHEMTURA CORPORATION
GAAP and Managed Basis Segment Sales and Operating Profit (Loss) (Unaudited)
(In millions of dollars)

	Quarter Ended September 30, 2009			Quarter Ended December 31, 2009
	GAAP	Managed Basis		GAAP	Managed Basis
	Historical	Adjustments	Managed Basis	Historical	Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$271	$-	$271	$279	$-	$279
Industrial Engineered Products	134	-	134	144	-	144
Consumer Products	115	-	115	89	-	89
Chemtura AgroSolutions	89	-	89	86	-	86
Total net sales	$609	$-	$609	$598	$-	$598

OPERATING PROFIT (LOSS)

Industrial Performance Products	$29	$1	$30	$36	$-	$36
Industrial Engineered Products	10	-	10	7	-	7
Consumer Products	17	2	19	12	1	13
Chemtura AgroSolutions	5	-	5	9	-	9
Segment operating profit	61	3	64	64	1	65

General corporate expense, including amortization	(30)	1	(29)	(20)	-	(20)
Facility closures, severance and related costs	-	-	-	-	-	-
Antitrust costs	-	-	-	-	-	-
Impairment charges	-	-	-	(2)	2	-
Changes in estimates related to expected allowable claims	-	-	-	(73)	73	-
Total operating profit (loss)	$31	$4	$35	$(31)	$76	$45

Managed Basis Adjustments consist of the following:

Accelerated depreciation of property, plant and equipment		$2			$1
Facility closures, severance and related costs		-			-
Antitrust costs		-			-
Impairment charges		-			2
Changes in estimates related to expected allowable claims		-			73
Other operational adjustments		2			-
		$4			$76

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$10	$-	$10	$10	$-	$10
Industrial Engineered Products	14	-	14	15	-	15
Consumer Products	4	(1)	3	4	(2)	2
Chemtura AgroSolutions	2	-	2	2	-	2
General corporate expense	11	(1)	10	9	1	10

Total depreciation and amortization	$41	$(2)	$39	$40	$(1)	$39

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$-			$-
Industrial Engineered Products			1			-
Consumer Products			-			-
Chemtura AgroSolutions			-			-
General corporate expense			-			1

Total non-cash stock-based compensation expense			$1			$1

Adjusted EBITDA by Segment:

Industrial Performance Products			$40			$46
Industrial Engineered Products			25			22
Consumer Products			22			15
Chemtura AgroSolutions			7			11
General corporate expense			(19)			(9)
Adjusted EBITDA			$75			$85

CHEMTURA CORPORATION
GAAP and Managed Basis Segment Sales and Operating Profit (Loss) (Unaudited)
(In millions of dollars)

	Year ended December 31, 2009
	GAAP	Managed Basis
	Historical	Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$999	$-	$999
Industrial Engineered Products	512	-	512
Consumer Products	457	-	457
Chemtura AgroSolutions	332	-	332
Total net sales	$2,300	$-	$2,300

OPERATING PROFIT (LOSS)

Industrial Performance Products	$91	$3	$94
Industrial Engineered Products	3	-	3
Consumer Products	63	3	66
Chemtura AgroSolutions	42	-	42
Segment operating profit	199	6	205

General corporate expense, including amortization	(106)	1	(105)
Facility closures, severance and related costs	(3)	3	-
Antitrust costs	(10)	10	-
Impairment charges	(39)	39	-
Changes in estimates related to expected allowable claims	(73)	73	-
Total operating (loss) profit	$(32)	$132	$100

Managed Basis Adjustments consist of the following:

Accelerated depreciation of property, plant and equipment		$5
Facility closures, severance and related costs		3
Antitrust costs		10
Impairment charges		39
Changes in estimates related to expected allowable claims		73
Other operational adjustments		2
		$132

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$41	$(2)	$39
Industrial Engineered Products	57	-	57
Consumer Products	13	(3)	10
Chemtura AgroSolutions	8	-	8
General corporate expense	43	-	43

Total depreciation and amortization	$162	$(5)	$157

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$1
Industrial Engineered Products			1
Consumer Products			-
Chemtura AgroSolutions			-
General corporate expense			1

Total non-cash stock-based compensation expense			$3

Adjusted EBITDA by Segment:

Industrial Performance Products			$134
Industrial Engineered Products			61
Consumer Products			76
Chemtura AgroSolutions			50
General corporate expense			(61)
Adjusted EBITDA			$260

CHEMTURA CORPORATION
GAAP and Managed Basis Segment Sales and Operating Profit (Loss) (Unaudited)
(In millions of dollars)

	Quarter Ended March 31, 2010			Quarter Ended June 30, 2010
	GAAP	Managed Basis		GAAP	Managed Basis
	Historical	Adjustments	Managed Basis	Historical	Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$286	$-	$286	$313	$-	$313
Industrial Engineered Products	160	-	160	187	-	187
Consumer Products	92	-	92	171	-	171
Chemtura AgroSolutions	65	-	65	96	-	96
Total net sales	$603	$-	$603	$767	$-	$767

OPERATING PROFIT (LOSS)

Industrial Performance Products	$25	$-	$25	$38	$-	$38
Industrial Engineered Products	(3)	14	11	7	6	13
Consumer Products	6	2	8	38	(1)	37
Chemtura AgroSolutions	(1)	-	(1)	7	-	7
Segment operating profit	27	16	43	90	5	95

General corporate expense, including amortization	(27)	-	(27)	(16)	-	(16)
Change in useful life of property, plant and equipment	-	-	-	-	-	-
Facility closures, severance and related costs	(2)	2	-	(1)	1	-
Gain on sale of business	-	-	-	-	-	-
Impairment charges	-	-	-	-	-	-
Changes in estimates related to expected allowable claims	(122)	122	-	49	(49)	-
Total operating (loss) profit	$(124)	$140	$16	$122	$(43)	$79

Managed Basis Adjustments consist of the following:

Accelerated depreciation of property, plant and equipment		$11			$10
Facility closures, severance and related costs		2			1
Gain on sale of business		-			-
Impairment charges		-			-
Changes in estimates related to expected allowable claims		122			(49)
Other operational adjustments		5			(5)
		$140			$(43)

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$9	$-	$9	$9	$-	$9
Industrial Engineered Products	23	(9)	14	22	(9)	13
Consumer Products	4	(2)	2	2	-	2
Chemtura AgroSolutions	2	-	2	2	-	2
General corporate expense	11	-	11	10	(1)	9

Total depreciation and amortization	$49	$(11)	$38	$45	$(10)	$35

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$-			$-
Industrial Engineered Products			-			-
Consumer Products			-			-
Chemtura AgroSolutions			-			-
General corporate expense			-			-

Total non-cash stock-based compensation expense			$-			$-

Adjusted EBITDA by Segment:

Industrial Performance Products			$34			$47
Industrial Engineered Products			25			26
Consumer Products			10			39
Chemtura AgroSolutions			1			9
General corporate expense			(16)			(7)
Adjusted EBITDA			$54			$114

CHEMTURA CORPORATION
GAAP and Managed Basis Segment Sales and Operating Profit (Loss) (Unaudited)
(In millions of dollars)

	Quarter Ended September 30, 2010			Quarter Ended December 31, 2010
	GAAP	Managed Basis		GAAP	Managed Basis
	Historical	Adjustments	Managed Basis	Historical	Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$321	$-	$321	$303	$-	$303
Industrial Engineered Products	190	-	190	191	-	191
Consumer Products	106	-	106	89	-	89
Chemtura AgroSolutions	93	-	93	97	-	97
Total net sales	$710	$-	$710	$680	$-	$680

OPERATING PROFIT (LOSS)

Industrial Performance Products	$27	$-	$27	$29	$-	$29
Industrial Engineered Products	8	5	13	13	4	17
Consumer Products	14	-	14	9	-	9
Chemtura AgroSolutions	6	3	9	9	-	9
Segment operating profit	55	8	63	60	4	64

General corporate expense, including amortization	(30)	5	(25)	(29)	(1)	(30)
Change in useful life of property, plant and equipment	-	-	-	(1)	1	-
Facility closures, severance and related costs	2	(2)	-	-	-	-
Gain on sale of business	2	(2)	-	-	-	-
Impairment charges	-	-	-	(57)	57	-
Changes in estimates related to expected allowable claims	40	(40)	-	(2)	2	-
Total operating profit (loss)	$69	$(31)	$38	$(29)	$63	$34

Managed Basis Adjustments consist of the following:

Accelerated depreciation of property, plant and equipment		$5			$4
Facility closures, severance and related costs		(2)			-
Gain on sale of business		(2)			-
Impairment charges		-			57
Changes in estimates related to expected allowable claims		(40)			2
Other operational adjustments		8			-
		$(31)			$63

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$8	$-	$8	$9	$-	$9
Industrial Engineered Products	17	(5)	12	17	(4)	13
Consumer Products	2	-	2	3	-	3
Chemtura AgroSolutions	2	-	2	3	-	3
General corporate expense	11	-	11	9	-	9

Total depreciation and amortization	$40	$(5)	$35	$41	$(4)	$37

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$-			$1
Industrial Engineered Products			-			1
Consumer Products			-			-
Chemtura AgroSolutions			-			-
General corporate expense			1			5

Total non-cash stock-based compensation expense			$1			$7

Adjusted EBITDA by Segment:

Industrial Performance Products			$35			$39
Industrial Engineered Products			25			31
Consumer Products			16			12
Chemtura AgroSolutions			11			12
General corporate expense			(13)			(16)
Adjusted EBITDA			$74			$78

CHEMTURA CORPORATION
GAAP and Managed Basis Segment Sales and Operating Profit (Unaudited)
(In millions of dollars)

	Year ended December 31, 2010
	GAAP	Managed Basis
	Historical	Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$1,223	$-	$1,223
Industrial Engineered Products	728	-	728
Consumer Products	458	-	458
Chemtura AgroSolutions	351	-	351
Total net sales	$2,760	$-	$2,760

OPERATING PROFIT

Industrial Performance Products	$119	$-	$119
Industrial Engineered Products	25	29	54
Consumer Products	67	1	68
Chemtura AgroSolutions	21	3	24
Segment operating profit	232	33	265

General corporate expense, including amortization	(102)	4	(98)
Change in useful life of property, plant and equipment	(1)	1	-
Facility closures, severance and related costs	(1)	1	-
Gain on sale of business	2	(2)	-
Impairment charges	(57)	57	-
Changes in estimates related to expected allowable claims	(35)	35	-
Total operating profit	$38	$129	$167

Managed Basis Adjustments consist of the following:

Accelerated depreciation of property, plant and equipment		$30
Facility closures, severance and related costs		1
Gain on sale of business		(2)
Impairment charges		57
Changes in estimates related to expected allowable claims		35
Other operational adjustments		8
		$129

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$35	$-	$35
Industrial Engineered Products	79	(27)	52
Consumer Products	11	(2)	9
Chemtura AgroSolutions	9	-	9
General corporate expense	41	(1)	40

Total depreciation and amortization	$175	$(30)	$145

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$1
Industrial Engineered Products			1
Consumer Products			-
Chemtura AgroSolutions			-
General corporate expense			6

Total non-cash stock-based compensation expense			$8

Adjusted EBITDA by Segment:

Industrial Performance Products			$155
Industrial Engineered Products			107
Consumer Products			77
Chemtura AgroSolutions			33
General corporate expense			(52)
Adjusted EBITDA			$320

CHEMTURA CORPORATION
GAAP and Managed Basis Segment Sales and Operating Profit (Unaudited)
(In millions of dollars)

	Quarter Ended March 31, 2011			Quarter Ended June 30, 2011
	GAAP	Managed Basis		GAAP	Managed Basis
	Historical	Adjustments	Managed Basis	Historical	Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$336	$-	$336	$370	$-	$370
Industrial Engineered Products	209	-	209	244	-	244
Consumer Products	79	-	79	152	-	152
Chemtura AgroSolutions	75	-	75	110	-	110
Total net sales	$699	$-	$699	$876	$-	$876

OPERATING PROFIT

Industrial Performance Products	$30	$-	$30	$39	$-	$39
Industrial Engineered Products	33	1	34	42	(1)	41
Consumer Products	(3)	-	(3)	22	-	22
Chemtura AgroSolutions	2	-	2	12	-	12
Segment operating profit	62	1	63	115	(1)	114

General corporate expense, including amortization	(28)	-	(28)	(26)	-	(26)
Impairment charges	(2)	2	-	(1)	1	-
Changes in estimates related to expected allowable claims	-	-	-	(1)	1	-
Total operating profit	$32	$3	$35	$87	$1	$88

Managed Basis Adjustments consist of the following:

Accelerated depreciation of property, plant and equipment		$1			$-
Impairment charges		2			1
Changes in estimates related to expected allowable claims		-			1
Other operational adjustments		-			(1)
		$3			$1

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$10	$-	$10	$8	$-	$8
Industrial Engineered Products	11	(1)	10	11	-	11
Consumer Products	2	-	2	3	-	3
Chemtura AgroSolutions	2	-	2	3	-	3
General corporate expense	12	-	12	9	-	9

Total depreciation and amortization	$37	$(1)	$36	$34	$-	$34

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$1			$1
Industrial Engineered Products			1			-
Consumer Products			-			1
Chemtura AgroSolutions			-			1
General corporate expense			6			5

Total non-cash stock-based compensation expense			$8			$8

Adjusted EBITDA by Segment:

Industrial Performance Products			$41			$48
Industrial Engineered Products			45			52
Consumer Products			(1)			26
Chemtura AgroSolutions			4			16
General corporate expense			(10)			(12)
Adjusted EBITDA			$79			$130

CHEMTURA CORPORATION
GAAP and Managed Basis Segment Sales and Operating Profit (Unaudited)
(In millions of dollars)

	Quarter Ended September 30, 2011			Nine months Ended September 30, 2011
	GAAP	Managed Basis		GAAP	Managed Basis
	Historical	Adjustments	Managed Basis	Historical	Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$342	$-	$342	$1,048	$-	$1,048
Industrial Engineered Products	222	-	222	675	-	675
Consumer Products	104	-	104	335	-	335
Chemtura AgroSolutions	105	-	105	290	-	290
Total net sales	$773	$-	$773	$2,348	$-	$2,348

OPERATING PROFIT

Industrial Performance Products	$31	$-	$31	$100	$-	$100
Industrial Engineered Products	25	-	25	100	-	100
Consumer Products	6	-	6	25	-	25
Chemtura AgroSolutions	11	-	11	25	-	25
Segment operating profit	73	-	73	250	-	250

General corporate expense, including amortization	(28)	1	(27)	(82)	1	(81)
Impairment charges	-	-	-	(3)	3	-
Changes in estimates related to expected allowable claims	-	-	-	(1)	1	-
Total operating profit	$45	$1	$46	$164	$5	$169

Managed Basis Adjustments consist of the following:

Accelerated depreciation of property, plant and equipment		$-			$1
Impairment charges		-			3
Changes in estimates related to expected allowable claims		-			1
Other operational adjustments		1			-
		$1			$5

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$10	$-	$10	$28	$-	$28
Industrial Engineered Products	10	-	10	32	(1)	31
Consumer Products	2	-	2	7	-	7
Chemtura AgroSolutions	2	-	2	7	-	7
General corporate expense	11	-	11	32	-	32

Total depreciation and amortization	$35	$-	$35	$106	$(1)	$105

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$1			$3
Industrial Engineered Products			1			2
Consumer Products			-			1
Chemtura AgroSolutions			-			1
General corporate expense			4			15

Total non-cash stock-based compensation expense			$6			$22

Adjusted EBITDA by Segment:

Industrial Performance Products			$42			$131
Industrial Engineered Products			36			133
Consumer Products			8			33
Chemtura AgroSolutions			13			33
General corporate expense			(12)			(34)
Adjusted EBITDA			$87			$296